Effective immediately, the table under the sub-heading "Performance Table." in the sub-section entitled “Principal Investment Strategies” under the main heading “Summary of Key Information” is restated in its entirety as follows:

Average Annual Total Returns
(for the Periods Ended December 31, 2010)

Share Class	1 YEAR	5 YEARS	10 YEARS
Returns Before Taxes
B Shares	(0.21)%	1.61%	3.96%
C Shares	2.53%	1.68%	3.57%
I Shares	N/A	N/A	N/A
A Shares	(0.41)%	1.70%	4.10%
Returns After Taxes on Distributions A shares	(0.41)%	1.68%	4.08%
Returns After Taxes on Distributions and Sale of Fund Shares A shares	1.68%	2.22%	4.31%
Index Comparison (Reflects no deduction for fees, expenses or taxes)
Barclays Capital Municipal Bond Index	2.38%	4.09%	4.83%